ACQUISITIONS AND DISPOSITIONS (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Acquisitions and Dispositions [Abstract]
Schedule of accounting considerations
Accounting consideration for the NewPage acquisition is as follows:

(Dollars in millions)
13,607,693 shares Verso common stock valued at January 7, 2015 closing price	$46
$650 million face value New First Lien Notes valued at January 7, 2015 closing price	663
Accounting Consideration	$709

Schedule of purchase price allocation
The preliminary allocation of the purchase price is as follows:

(Dollars in millions)
Cash	$128
Current assets, excluding cash	581
Property, plant, and equipment	1,570
Other long-term assets	47
Current liabilities	(277)
Current portion of long-term debt	(3)
Noncurrent pension and other post-retirement benefit obligations	(479)
Other long-term liabilities	(58)
Long-term debt	(800)
Net assets acquired	$709

Pro forma information

	Pro Forma
	Three Months Ended
(Unaudited)	March 31,
(Dollars in millions, except per share data)	2015	2014
Revenues	$838	$882
Net loss	(100)	(167)
Earnings per share - basic and diluted	$(1.23)	$(2.05)
Weighted-average shares outstanding - basic and diluted	81,551,070	81,403,403

Schedule Of Assets And Liabilities Held For Sale
Assets and liabilities held for sale at December 31, 2014 and 2013, respectively, were comprised of the following:

	December 31,	December 31,
(Dollars in thousands)	2014 (1)	2013 (2)
Prepaid expenses and other assets	$1,353	$—
Property, plant, and equipment, net	58,554	—
Intangibles and other assets, net	1,057	50
Assets held for sale	$60,964	$50
Asset retirement obligations and other liabilities	$(2,198)	$—
Liabilities related to assets held for sale	$(2,198)	$—

(1) Recorded at fair value less cost to sell.
(2) Recorded at carrying value as the expected proceeds less costs to sell exceed carrying value.